Derivative liabilities	9 Months Ended
Sep. 30, 2022
Derivative liabilities.
Derivative liabilities

9.            Derivative liabilities

a) Warrants

The exercise price of certain warrants is denominated in CAD; however the functional currency of the Company is USD. Consequently, the value of the proceeds on exercise is not fixed and will vary based on foreign exchange rate movements. The warrants when issued other than as compensation for goods and services are therefore a derivative for accounting purposes and are required to be recognized as derivative liabilities and measured at fair value at each reporting period. Any changes in fair value from period to period are recorded as non-cash gain or loss in the consolidated statements of loss and comprehensive loss. Upon exercise, the holders will pay the Company the respective exercise price for each warrant exercised in exchange for one common share of the Company and the fair value at the date of exercise and the associated non-cash liability will be reclassified to share capital. The non-cash liability associated with any warrants that expire unexercised will be recorded as a gain in the consolidated statements of loss and comprehensive loss. There are no circumstances in which the Company would be required to pay any cash upon exercise or expiry of the warrants (see Note 10 for further information on warrants issued and outstanding).

A reconciliation of the changes in fair values of the warrants derivative liabilities for the nine months ended September 30, 2022 and the year ended December 31, 2021 is below:

	September 30, 2022	December 31, 2021
Balance, beginning	$191,203	$17,899,855
Decrease of derivative liabilities for warrants priced in USD per change in functional currency	—	(17,899,855)
Recognize of derivative liabilities for warrants priced in CAD per change in functional currency	—	32,439,081
Warrants exercised	—	(13,327,450)
Changes in fair value of derivative liabilities	(191,174)	(18,920,428)
Balance, ending	$29	$191,203

The fair value of the non-transferrable warrants was calculated using the Black-Scholes Option Pricing Model.

b) Deferred Stock Units

Deferred Stock Units (“DSU’s) are stock-based awards that may be granted by the Company to certain eligible participants pursuant to its Stock Incentive Plan. During the year ended December 31, 2021, the Company changed the settlement intention by allowing the holders of the DSUs to settle the DSUs in cash or common shares. As a result, the entire DSU balance was reclassified from equity to DSU liability.

During the nine months ended September 30, 2022, the Company issued 42,879 DSUs, which will vest over one year.

At each reporting date, between the grant and settlement dates of DSUs, the fair value of the liability is re-measured with any changes in fair value recognized in net income (loss) for the period. The entire DSU balance is presented in long-term liabilities.

The changes in DSUs during the nine months ended September 30, 2022 are as follows:

	Number of
	DSU	Amount
Balance, December 31, 2021	84,581	$53,362
Issuance	42,879	—
Stock-based compensation expense	—	223,107
Changes in fair value of derivative liabilities	—	(120,968)
Balance, September 30, 2022	127,460	$155,501